Prepayment, deposits and other receivables	6 Months Ended
Dec. 31, 2024
Prepayment, deposits and other receivables [Abstract]
Prepayment, deposits and other receivables

Note 6 — Prepayment, deposits and other receivables

Prepayment, deposits and other receivable, net included the following:

	June 30, 2024	December 31, 2024
	HKD	HKD	US$
Prepayment	$268,156	$4,583,708	$590,098
Deposits	77,600	77,600	9,990
Other receivables	-	93,855	12,083
Total prepayment, deposits and other receivables	$345,756	$4,755,163	$612,171

Deposits include deposits to utilities companies such as telecommunication and electricity companies and to landlord for the office. Prepayment represented the advance payment to suppliers and vendors for revenue-generating activities and for the purchase of software. Other receivables represented the receivable of bank interest income.